Headline

MediJane Holdings completes equity financing through its investment banking firm, Moody Capital

Longmont, Colorado - September 22, 2014 - MediJane Holdings Inc. (OTCQB: MJMD) ("MediJane") a medical cannabis company focused on the wholesale sales and distribution of smokeless medical cannabis products, is pleased to announce that it has closed an equity investment of $600,000 through the investment banking firm of Moody Capital Solutions, Inc. (“Moody Capital”), a FINRA/SIPC member. The investment capital will be utilized to assist MediJane in fast tracking its California sales strategy with a focus to achieve maximum penetration in the largest and still rapidly growing market.

Moody Capital provides capital raising, merger and acquisition services, and other investment banking services to both publicly listed and privately held small/micro-cap companies. Moody Capital's senior bankers have extensive experience in community banking, healthcare, life sciences, alternative energy, electronics manufacturing, and technology. Moody Capital's experience includes capital raises directly with the public and utilizing extensive relationships with leading institutional investors, including private equity firms, venture capital firms, hedge funds and other alternative funding sources.

For more information visit Moody Capital on the Internet at www.MoodyCapital.com.

"We are delighted and thankful that David Pitt, Managing Director of Moody Capital, shares the same vision of MediJane as we do.   As we strive to move forward bringing our products to the forefront of the medical cannabis industry in California and beyond, this event and our relationship with Moody Capital should represent a significant turning-point in our execution and growth strategy.  The use of these proceeds will be largely focused on our rapid California expansion and will provide us with additional resources to succeed in our growth strategy. " commented Russell Stone, newly appointed CEO of MediJane.

About MediJane Holdings Inc. (MJMD)

MediJane is in the business of marketing and distributing products within the medical marijuana industry, including transdermal patches, capsules, sublingual sprays, oral strips, and other medical delivery systems as part of its strategic alliances with Phoenix Bio Pharmaceuticals Corporation (www.phoenixbiopharmaceuticals.com).  With sales offices opening in California and Colorado, and a planned expansion into a national footprint, MediJane products are designed to give doctors the ability to provide patients accurate and effective doses of cannabinoids to manage and treat pain and other specific illnesses.  MediJane’s products, including the non-drowsy “Daytime Pain plus CBD” oral capsule, the CannaMist cannabinoid spray, and MediStrip Relaxation oral strips, have been formulated for the treatment of inflammation and chronic, neuropathic, arthritic, and back pain.  These smokeless alternatives provide accurate dosages and are part of MediJane’s launch into the chronic pain management market.  Any and all medically oriented statements have not been evaluated by the Food and Drug Administration.

For more information, visit www.medijane.co

Investor Contact:

MediJane Holdings Inc.

(855) 964-7233 (Toll-free)

E-mail: investor.relations@mjmd.net

Website: www.medijane.co

Disclaimer/Safe Harbor:  Some information in this MediJane press release constitutes forward-looking statements or statements which may be deemed or construed to be forward-looking statements.  The words “plan”, “forecast”, “anticipates”, “estimate”, “project”, “intend”, “expect”, “should”, “believe,” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause MediJane’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements.  The risks, uncertainties and other factors are more fully discussed in MediJane's filings with the U.S. Securities and Exchange Commission.  All forward-looking statements attributable to MediJane herein are expressly qualified in their entirety by the above-mentioned cautionary statement.  MediJane disclaims any obligation to update forward-looking statements contained in this press release, except as may be required by law.